UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 27, 2018 (December 27, 2018)

Apptio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37885	26-1175252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 NE 8th Street, Suite 600

Bellevue, WA 98004

(Address of principal executive offices, including zip code)

(866) 470-0320

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01.	Other Events.

On November 9, 2018, Apptio, Inc., a Delaware corporation (“we,” “us,” “Apptio” or the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Definitive Proxy Statement”) with respect to the special meeting of Apptio stockholders scheduled to be held on January 8, 2018 (the “Special Meeting”). As previously disclosed, on November 9, 2018, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Bellevue Parent, LLC, a Delaware limited liability company (“Parent”), and Bellevue Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliated with Vista Equity Partners Fund VI, L.P. (“Vista Fund VI”), and Parent, Merger Sub, and Vista Fund VI are each affiliated with Vista Equity Partners Management, LLC (“Vista”).

As previously disclosed in the Definitive Proxy Statement, one complaint, captioned Scarantino v. Apptio Inc., et al., No. 1:18-cv-01938-UNA was filed in the United States District Court for the District of Delaware, and as previously disclosed the Current Report on Form 8-K filed on December 13, 2018, and the Current Report on Form 8-K filed on December 17, 2018, two additional complaints captioned Bushanksky v. Apptio, Inc. et al., Case No. 1:18-cv-01954 and Jeffrey Trainer v. Apptio, Inc., et al., Case No. 1:18-cv-01983, respectively, were filed in the United States District Court for the District of Delaware (the “Court”).

The Company believes that the plaintiffs’ allegations in each of the above complaints lack merit and has vigorously defended, and continues vigorously to defend, against these and any subsequent actions alleged in the referenced lawsuits, and expressly maintains that, to the extent applicable, the Company has diligently and scrupulously complied with any applicable fiduciary and other legal duties. Notwithstanding the foregoing, we have decided to make the amended and supplemental disclosures set forth below. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. Important information concerning the proposed merger is set forth in the Definitive Proxy Statement. The Definitive Proxy Statement is amended and supplemented by, and should be read as part of, and in conjunction with, the information set forth in this Current Report on Form 8-K. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings ascribed to those terms in the Definitive Proxy Statement.

AMENDED AND SUPPLEMENTAL DISCLOSURE

Without admitting in any way that the disclosures below are material or otherwise required by law, Apptio makes the following amended and supplemental disclosures to the Definitive Proxy Statement:

The following language is added to the end of the sixth full paragraph on page 26 of the Definitive Proxy Statement concerning the Background of the Merger.

Of the four non-disclosure agreements, two (each of Parties A and C) contained provisions preventing Parties A and C from making a public or private request that Apptio waive the standstill provisions.

The following underlined language is added to the second full paragraph on page 29 of the Definitive Proxy Statement concerning the Background of the Merger.

Also on the same day, one week before the November 9, 2018 deadline to submit acquisition proposals that was communicated through Qatalyst Partners, Vista submitted a non-binding indication of interest to acquire Apptio for $34.00 per share, which submission included an initial draft of the Merger Agreement prepared by representatives of Kirkland & Ellis LLP (“Kirkland”), legal counsel to Vista. The non-binding indication of interest specified that any potential transaction between Vista and Apptio was not contingent on any individual at Apptio signing an employment agreement prior to Closing. Vista advised that its proposal would expire by 9:00 a.m. pacific time on November 5, 2018 should Apptio and Vista not have entered into a definitive agreement by such time on the terms set forth in the initial draft of the Merger Agreement prepared by Kirkland. Kirkland’s initial draft of the Merger Agreement contemplated, among other things, (1) equity commitments from Vista Fund VI for 100% of the purchase price, (2) a 30 day “go-shop” period, (3) a termination fee of 3.5% of the equity value of Apptio in the event of entry by Apptio into an alternative proposal, or 2.0% of the equity value of Apptio in the event of entry by Apptio into an alternative proposal during the “go-shop” period, (4) a limitation on Vista’s liability in connection with the proposed acquisition of Apptio equal to 5.5% of the equity value of Apptio and (5) a limitation on Apptio’s liability in connection with the proposed acquisition of Apptio equal to 3.5% of the equity value of Apptio. That same day, representatives of Kirkland delivered drafts of ancillary transaction documents to representatives of Wilson Sonsini.

The following underlined language is added to the third full paragraph on page 32 of the Definitive Proxy Statement concerning the Background of the Merger.

On the evening of Friday, November 9, 2018, the parties executed the Merger Agreement and the related agreements in connection with the transaction, and issued a joint press release on the evening of Sunday, November 11, 2018 announcing the transaction. At the time of the signing of the Merger Agreement, Vista and Apptio had not engaged in any employment or retention-related discussions with regard to Apptio management.

The following underlined language is added to the last full paragraph on page 32 of the Definitive Proxy Statement concerning the Background of the Merger.

On November 12, 2018, at the direction of the Board of Directors, representatives of Qatalyst Partners began contacting potential counterparties to an alternative transaction with Apptio in connection with the go-shop period. During the go-shop period, which expired at 12:00pm Pacific time on December 9, 2018, representatives of Qatalyst Partners contacted 17 strategic parties and 21 financial sponsors in connection with the go-shop period; two of these parties entered into confidentiality agreements with Apptio. Neither confidentiality agreement contained standstill restrictions. Ultimately, all contacted parties declined to pursue an alternative transaction with Apptio.

The following language is added following the last full paragraph on page 32 of the Definitive Proxy Statement concerning the Background of the Merger.

On December 9, 2018, after the expiration of the go-shop period and pursuant to Section 6.20 of the Merger Agreement, the Board of Apptio agreed to permit retention-related discussions between Parent and its Affiliates and Apptio management. Parent and its Affiliates and Mr. Gupta are currently engaging in ongoing retention-related discussions. As of December 26, 2018, no Contract, commitment, arrangement or understanding has been finalized between Parent and its Affiliates with Apptio management.

The following underlined language is added to bullet (b) of the section titled “Discounted Cash Flow Analysis” on page 38 of the Definitive Proxy Statement concerning the Opinion of Qatalyst.

b)

the implied net present value of a corresponding terminal value of Apptio, calculated by multiplying the estimated unlevered free cash flow in calendar year 2023 of approximately $109 million based on the Management Projections (assuming an effective tax rate of 20.0%, as provided by Apptio management, and which tax rate excludes the effect of Apptio’s estimated remaining tax attributes for 2023, as such tax attributes were separately valued, as described in item (c) below), by a range of multiples of enterprise value to next-twelve-months estimated unlevered free cash flow of 20.0x to 30.0x selected by Qatalyst Partners based on its professional judgement drawn from its expertise and experience, and discounted to present value using the same range of discount rates used in item (a) above;

The following underlined language is added to the table starting on page 42 and continuing on page 43 of the Definitive Proxy Statement concerning the Management Projections.

	(dollars in millions)
	Q4FY2018E	FY2019E	FY2020E	FY2021E	FY2022E	Terminal FY2023E
Subscription Revenue	$51	$234	$282	$341	$415	$501
Total Revenue	$63	$273	$324	$384	$458	$546
Non-GAAP Cost of Goods Sold	$(67)	$(73)	$(80)	$(84)	$(99)	$(115)

Non-GAAP Gross Profit (1)	$46	$201	$244	$300	$360	$431
Non-GAAP Operating Expense	$159	$183	$209	$247	$286	$332

Non-GAAP Operating Income (1)	$3	$18	$35	$54	$73	$99
Taxes	$(0)	$(0)	$(1)	$(1)	$(1)	$(20)

Capital Expenditures	$(3)	$(7)	$(9)	$(10)	$(12)	$(14)

Depreciation & Amortization	$1	$6	$7	$8	$11	$14

Working Capital	$(4)	$(8)	$(1)	$1	$1	$2

Amortization of Deferred Commissions	$5	$23	$26	$26	$27	$28

Unlevered Free Cash Flow (2)	$2	$32	$56	$78	$99	$109

(1)

Non-GAAP Gross Profit, Non-GAAP Operating Expense, and Non-GAAP Operating Income are calculated to exclude stock-based compensation expense, acquisition-related expenses and purchase accounting adjustments, and amortization of acquisition-related intangible assets

(2)

Unlevered Free Cash Flow is calculated as Non-GAAP Operating Income less (i) cash taxes, less (ii) capital expenditures, plus (iii) depreciation expense, plus (iv) amortization of deferred commissions, and less (v) investment in working capital. The Unlevered Free Cash Flow in fiscal years Q4 2018 through 2022 assumes an effective cash tax rate of 2.0% and in terminal year 2023 assumes an effective tax rate of 20.0%.

The following language is added following the table starting on page 42 and continuing on page 43 of the Definitive Proxy Statement concerning the Management Projections.

Apptio also projected Federal net operating losses and tax credits of $271 million as of December 31, 2022, including $208 million of net operating losses generated prior to December 31, 2017 and $32 million of net operating losses generated after December 31, 2017.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Apptio and Parent. In connection with the proposed transaction, Apptio has filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”). Promptly after filing its definitive proxy statement with the SEC, Apptio mailed the definitive proxy statement and a proxy card to each stockholder of Apptio entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Apptio may file with the SEC or send to its stockholders in connection with the proposed transaction. The definitive proxy statement described above contains important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF APPTIO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT APPTIO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT APPTIO AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Apptio with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Apptio’s website (http://www.apptio.com) or by contacting Apptio’s Investor Relations at ir@apptio.com.

Participants in the Solicitation

Apptio and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Apptio’s stockholders with respect to the proposed transaction. Information about Apptio’s directors and executive officers and their ownership of Apptio’s common stock is set forth in Apptio’s definitive proxy statement on Schedule 14A filed with the SEC on December 10, 2018, Apptio’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 19, 2018, and Apptio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 21, 2018. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, are set forth in the definitive proxy statement and other materials on file with the SEC in connection with the proposed transaction.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which Apptio refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Apptio’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of Apptio for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Apptio’s business and the price of the common stock of Apptio, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Apptio and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Apptio’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Apptio’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in Apptio’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Apptio does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPTIO, INC.

By:	/s/ John Morrow
John Morrow EVP, Corporate Development, General Counsel and Secretary

Date: December 27, 2018